Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
5. Income Taxes
The
income tax (benefit) provision has been calculated using the separate return method, which is meant to reflect how taxes would have been recorded, had the Company filed its own tax return.
The income tax (benefit) provision for the years ended December 31, consists of the following (in thousands):

	2022	2021	2020
Current:
State	$—	$56	$89
Foreign	66	104	170

Current income tax provision	$66	$160	$259
Deferred:
Federal	$(95)	$61	$218
State	(4)	(81)	(50)
Foreign	—	(2)	(70)

Deferred income tax (benefit) provision	(99)	(22)	98

Total income tax (benefit) provision	$(33)	$138	$357

The components of
loss before income taxes for the years ended December 31, were as follows (in thousands):

	2022	2021	2020
Domestic	$(79,262)	$(68,534)	$(77,611)
Foreign	291	380	396

Loss before income taxes	$(78,971)	$(68,154)	$(77,215)

The reconciliation of the (benefit) provision for income taxes at the U.S. federal statutory income tax rate of 21% to the Company’s income tax (benefit) provision for the years ended December 31, is shown below (in thousands):

	2022	2021	2020
Benefit at statutory rate	$(16,584)	$(14,312)	$(16,213)
State taxes, net of federal benefit	(1,367)	(1,139)	(1,372)
Foreign rate differential	5	8	5
Nondeductible expenses	43	420	—
Unrecognized tax benefits including interest and penalties	—	6	11
Unbenefited losses	11,582	14,770	17,337
Valuation allowance	7,397	380	578
Change in value of warrants	(1,144)	—	—
Other	35	5	11

Income tax (benefit) provision	$(33)	$138	$357

The Company generated operating losses in each of the years presented. The income tax benefit recognized related to these losses was zero for each of the years ended December 31, 2022, 2021, and 2020 due to the recognition of a valuation allowance. Operating results of the Company are included in the consolidated federal and combined state tax returns of
H-D
and the resulting tax attributes have been fully utilized by
H-D
and are no longer available to the Company for future use. Future income tax (benefits) provisions may be impacted by future changes in the realizability of the hypothetical net operating loss deferred tax assets. The difference between the benefit at the statutory rate and the income tax (benefit) provision related to these operating losses is reflected in the table above as unbenefited losses.
After an assessment of the positive and negative evidence regarding the realizability of the separate state NOLs reflected in the financials, it was determined a valuation allowance was required. Additionally, it was necessary to assess the positive and negative evidence of the realizability of the U.S. federal and consolidated state net deferred tax asset balance for the periods ended December 31, 2022 and 2021. After such an assessment, it was determined a valuation allowance was required. The difference between the benefit at the statutory rate and the income tax (benefit) provision related to these valuation allowances is reflected in the table above as valuation allowance.
The principal components of the Company’s deferred income tax assets and liabilities as of December 31, include the following (in thousands):

	2022	2021
Deferred tax assets:
Capitalized research & experimental expenditures	$7,158	$—
Accruals not yet tax deductible	615	2,379
Stock compensation	524	67
Net operating loss and credit carryforwards	—	1
UNICAP	1	11
Amortization, book in excess of tax	946	258
Lease liability	733	812
Other	—	346

Deferred tax assets before valuation allowance	9,977	3,874
Less: Valuation allowance	(8,312)	(915)

Total deferred tax assets	1,665	2,959

Deferred tax liabilities:
Depreciation, tax in excess of book	$(620)	$(2,283)
Amortization, tax in excess of book	(349)	—
Right-of-use asset	(711)	(790)

Total deferred liabilities	(1,680)	(3,073)

Net deferred tax liability	$(15)	$(114)

The net deferred tax liability balance decreased from December 31, 2021 to December 31, 2022 primarily due to an increase in the deferred tax asset balance related to capitalized research and experimental expenses, which will reverse in future periods against a significant portion of the deferred tax liabilities.
The tax operating loss and tax credit carryforwards, calculated on the separate return method for allocating tax expense, have been utilized by
H-D
in the consolidated tax return, and therefore are not available to the Company in future periods. Under the terms of the Company’s Tax Matters Agreement with
H-D,
LiveWire will receive no compensation from
H-D
for the use of such attributes. In addition, these tax loss and credit carryforwards would not have been realized on a separate return basis. As a result, consistent with prior periods, neither the deferred tax assets nor the full valuation allowances have been recorded for these hypothetical attributes. The realizability of the hypothetical attributes will continue to be monitored on a separate return basis. Any change to the realizability of these hypothetical attributes on a separate return basis will be booked as a deferred income tax benefit or expense with an offset to equity. For the period from the close of the Business Combination and effective date of the Tax Matters agreement, the tax net operating loss and tax credit carryforward, and offsetting full valuation allowance, was $3,764 thousand.
The Company recognizes interest and penalties related to unrecognized tax benefits in the income tax (benefit) provision. Changes in the Company’s gross liability for unrecognized tax benefits, excluding interest and penalties, were as follows (in thousands):

	2022	2021
Unrecognized tax benefits, beginning of period	$—	$—
Increase in unrecognized tax benefits for tax positions take in prior period	162	—

Unrecognized tax benefits, end of period	$162	$—
There were no unrecognized tax benefits as of December 31, 2022 and 2021, respectively, that, if recognized, would affect the effective tax rate, due to the NOL and valuation allowance positions.
There were zero gross benefits related to interest and penalties associated with unrecognized tax benefits recognized in the Consolidated statements of operations and comprehensive loss during 2022, 2021, and 2020, respectively, due to the NOL and valuation allowance positions.
There were zero gross interest and penalties associated with unrecognized tax benefits recognized in the Consolidated balance sheets at December 31, 2022 and 2021, respectively, due to the NOL and valuation allowance positions.
The Company expects the total amount of unrecognized tax benefits, related to continuing operations during the fiscal year ending December 31, 2023, to reduce to zero. The current year reserve will reverse when the Company files a method change in 2023.
The Company did not make any income tax payments for the years ended December 31, 2022, 2021, and 2020.